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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 5, 2005

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

           001-12671                                   87-0400541
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   (Commission File Number)                 (IRS Employer Identification No.)


 3F,  710 CHANGPING ROAD, SHANGHAI CHINA                           200040
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(Address of Principal Executive Offices)                         (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  The text set forth in Item 5.02(c) regarding the Employment Agreement of Mr. Richard Hyland is incorporated into this section by reference.


ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  (c) On January 5, 2005, The Hartcourt Companies, Inc. (the "Company") appointed Mr. Richard Hyland as Interim Chief Financial Officer, effective immediately. Ms. Carrie Hartwick, Chief Executive Officer relinquished her duties as CFO on the same date.

                  Mr. Richard Hyland's Employment Agreement includes an annual base salary of $20,000 and 100,000 stock options at $0.15 per share. The Employment Agreement also contains customary non-solicitation and confidentiality provisions. The foregoing summary is qualified in its entirety by reference to the text of the Employment Agreement, a copy of which is attached as Exhibit 99.2 to this report and which is incorporated herein by reference.

                  Mr. Hyland, age 40, has over 17 years of financial experiences. Prior to coming to the Company, Richard spent more than two years working as an independent financial consultant for Hong Kong and Chinese corporations. Before his consulting business, Richard was the CFO of eBridge, a division of Reuters for two years. Prior to that Richard served in various financial positions with the same organization that at different times was owned by Bridge Information System and Knight-Ridder. Richard is a U.K. Chartered Accountant (ACA) of the Institute of Chartered Accountants in England & Wales. The Company's press release announcing Mr. Hyland's appointment is attached as Exhibit 99.1 to this report. There are no arrangements or understandings between Mr. Hyland and any other persons pursuant to which Mr. Hyland was selected as the Chief Financial Officer. There are no transactions, or proposed transactions, during the last two years with the Company to which Mr. Hyland was or is to be a party, in which Mr. Hyland, or any member of his immediate family, has a direct or indirect material interest.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated January 5, 2005
         99.2 Employment Agreement between Hartcourt Capital Inc. and Richard Hyland

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE HARTCOURT COMPANIES, INC.
                                                        (Registrant)

Date:  January 5, 2005                         By:   /S/ CARRIE HARTWICK
                                                     ------------------------
                                                     Carrie Hartwick
                                                     Chief Executive Officer